SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report: (Date of earliest event reported): January 17, 2002




                                 S.W. LAM, INC.
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             (Exact name of Registrant as specified in its charter)


                                     0-22049
                             ----------------------
                            (Commission file number)

            Nevada                                       62-1563911
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(State or other jurisdiction of          (I.R.S. Employer Identification Number)
 incorporation)


             Unit 25-32, 2nd Floor, Block B, Focal Industrial Centre
                      21 Man Lok Street, Hunghom, Hong Kong
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               (Address of principal executive offices) (Zip code)


                                 (852) 2766 3688
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              (Registrant's telephone number, including area code)

              -----------------------------------------------------
          (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits


         (c)  Exhibits

              Exhibit No.                    Description
              -----------                    ------------
                 99.1 Press release, dated January 17, 2002, of Hang Fung Gold Technology Limited

Item 9.  Regulation FD Disclosure

         On January 17, 2002, Hang Fung Gold Technology Limited ("Hang Fung Gold") issued a press release in Hong Kong regarding a proposal to reduce the share premium account of Hang Fung Gold. Hang Fung Gold is an affiliate of S.W. Lam through which the principal operations of S.W. Lam are conducted. The referenced press releases are furnished herewith pursuant to Regulation FD.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        S.W. LAM, INC.


January 17, 2002                    By:   /s/ Lam Sai Wing
                                       ---------------------------------------
                                        Lam Sai Wing
                                        President and Chief Executive Officer